Capital management	6 Months Ended
Jun. 30, 2020
Capital Management [abstract]
Capital management

23 Capital management

ING Group’s CET1 ratio increased to 15.0% in Q2 2020 (EOY 2019: 14.6%), mainly due to capital generation and decreased RWA from various relief measures and management actions taken.

Policy changes due to the Covid-19 pandemic

As a reaction to the ongoing global pandemic, the following relevant regulators have introduced a number of changes to regulatory capital requirements applicable to ING:

The DNB decreased ING Group’s Systemic Risk Buffer requirement from 3.00% to 2.50%. Moreover, various competent authorities changed or removed Countercyclical Buffer (CCyB) requirements, which reduced the fully loaded CCyB for ING from 24 basis points to 3 basis points.

The ECB effectuated Art 104(a) CRDV as of the first quarter of 2020, which essentially brings forward the possibility to cover Pillar 2 Requirements with a mix of own funds instead of CET1 only.

Consequentially, ING Group’s fully loaded Total Capital Maximum Distributable Amount trigger level decreased from 15.49% to 14.78%. This also reduced the fully loaded CET1 requirement, which decreased from 11.99% to 10.51%, and the fully loaded Tier 1 requirement, which decreased from 13.49% to 12.34%.

ING is committed to maintaining a CET1 ratio above the prevailing fully loaded requirement plus a comfortable management buffer.

The ECB provided some relief on RWA increases by postponing pending TRIM reviews by at least six months. The DNB further announced it is delaying the introduction of a floor for mortgage loan risk weighting.

The Basel Committee on Banking Supervision announced the postponement of the implementation date of Basel IV standards by one year to the beginning of 2023.

Following the CRR amendments due to Covid-19 (“CRR quick fix” or CRR 2.5), ING adopted a) an extension of the IFRS 9 transitional arrangements (EUR 0.2 billion capital increase), b) the infrastructure support factor (EUR 0.9 billion RWA relief) and c) the SME support factor (EUR 2.0 billion RWA relief).

Dividend

In March 2020, ING Group announced that it will suspend any payment of dividends following an industry wide recommendation of the ECB. The ECB subsequently updated their recommendation at the end of July, extending the timeframe for suspension of dividend payments until 1 January 2021. Any dividend payment by ING will therefore be delayed until after 1 January 2021.

Ratings

The ratings from S&P, Moody’s and Fitch remained unchanged in the first half of the year. Fitch changed its outlook on both ING Group and ING Bank to ‘Rating Watch Negative’ (RWN) on 1 April 2020. Standard & Poor's changed its outlook for ING Group to 'Negative' on 23 April 2020.

Main credit ratings of ING at 30 June 2020
	Standard & Poor’s		Moody’s		Fitch
	Rating	Outlook	Rating	Outlook	Rating	Outlook
ING Groep N.V.
Long-term	A-	Negative	Baa1	Stable	A+	RWN*
ING Bank N.V.
Long-term	A+	Stable	Aa3	Stable	AA-	RWN*
Short-term	A-1		P-1		F1+
* Rating Watch Negative

ING’s key credit ratings and outlook are shown in the table above. Each of these ratings reflects only the view of the applicable rating agency at the time the rating was issued, and any explanation of the significance of a rating may be obtained only from the rating agency.

A security rating is not a recommendation to buy, sell or hold securities and each rating should be evaluated independently of other ratings. There is no assurance that any credit rating will remain in effect for any given period of time or that a rating will not be lowered, suspended or withdrawn entirely by the rating agency if, in the rating agency’s judgment, circumstances so warrant. ING accepts no responsibility for the accuracy or reliability of the ratings.